WISDOMTREE TRUST
WisdomTree Cloud Computing Fund
(Ticker Symbol: WCLD)
(the “Fund”)
Supplement dated August 23, 2021
to the currently effective
Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for the Fund
The following information supplements and should be read in conjunction with the Prospectus and SAI for the Fund.
Effectively immediately, the following language has been added as the fourth paragraph of the “Principal Investment Strategies of the Fund” section of the Fund’s Prospectus:
The Index also excludes companies based on environmental, social and governance (“ESG”) criteria. The ESG criteria seeks to exclude from the eligible investment universe companies that (i) do not comply with the United Nations Global Compact; (ii) are involved in, including through corporate ownership, the core weapon system or components/services of the core weapon system; (iii) are involved or have significant ownership in manufacturing tobacco products, supply tobacco-related products/services or derive at least 10% of revenues from distribution and/or retail sales of tobacco products; (iv) have thermal coal comprise at least 25% of either total energy extraction or total generating capacity; or (v) do not meet such other ESG criteria as detailed in the Index methodology.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
WIS-WCLD-0821